UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-21928

Short-Term Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Courtney R. Taylor

Short-Term Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest for
stability

Short-Term Bond Fund of America®

Annual report for the year ended August 31, 2014

Short-Term Bond Fund of America seeks to provide current income while preserving capital by investing in high-quality debt securities and maintaining a portfolio with a dollar-weighted average effective maturity no greater than three years.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 10/2/06)

Reflecting 2.50% maximum sales charge	–2.05%	0.30%	1.50%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated November 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula,was 0.51%. The fund’s 12-month distribution rate for Class A shares as of that date was 0.39%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

The fund’s primary
goal is to provide
current income,
while also seeking
to preserve capital.

Contents

1	Letter to investors
4	The value of a $10,000 investment
5	Summary investment portfolio
9	Financial statements
27	Board of trustees and other officers

Fellow investors:

Following a sharp rise in interest rates in 2013, bond yields reversed course roughly halfway through the fiscal year for Short-Term Bond Fund of America. In a resulting favorable market for fixed-income investments, the fund posted a total return of 0.93% for the 12-month period ended August 31, 2014.

The Barclays U.S. Government/Credit 1-3 Years ex BBB Index — a broad measure of the market in which the fund invests — returned 0.98%. Meanwhile, the Lipper Short U.S. Government Funds Average returned 0.79%. This peer group measure includes funds with investment objectives and strategies similar to the fund. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Results for longer time periods are shown in the table below. The fund’s share price increased from $9.95 to $10.00 over the 12 months. Investors who reinvested dividends or took their dividends in cash received an income return of about 0.43%.

While we are pleased to have achieved a positive return for investors over the past fiscal year, it is important to note that this fund follows a conservative and highly cautious investment approach designed to maintain stability and minimize volatility over the long term.

Results at a glance

For periods ended August 31, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 10/2/06)

Short-Term Bond Fund of America (Class A shares)	0.93%	0.32%	0.90%	1.85%
Barclays U.S. Government/Credit 1–3 Years ex BBB Index*	0.98	0.73	1.39	2.82
Lipper Short U.S. Government Funds Average†	0.79	0.38	1.13	2.32

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Short-Term Bond Fund of America is not included in this category, or the calculation of the category average.

Short-Term Bond Fund of America	1

Bond market overview

During the second half of 2013, U.S. bond yields moved sharply higher amid investor concerns about a planned reduction in the Federal Reserve’s bond buying program, known as quantitative easing (QE). Many investors worried that the so-called “tapering” of Fed purchases would remove a major buyer from the bond market and, therefore, trigger an upward movement in rates. However, investor sentiment reversed in January as slowing U.S. economic growth caused some to question the expected timetable for higher rates. Severe winter weather hampered business transactions in many regions, resulting in lower-than-expected economic activity.

Yields fell further as rising geopolitical tensions in Ukraine and the Middle East spurred demand for safe-haven assets, including U.S. Treasuries and high-grade corporate bonds. Greater demand for U.S. bonds from foreign investors and corporate pension plans also served to keep rates low. During the eight months from January to August, the yield on the benchmark 10-year Treasury note fell from 3.00% to 2.34%, its lowest point of the year.

Persistent downward pressure on rates came despite a sizable reduction in the Fed’s QE program. Prompted by an improving jobless rate and generally benign inflation, the Fed cut its bond purchases from $85 billion a month in January to $15 billion a month by the end of August. The stimulus program is expected to come to an end in October.

The Fed has kept short-term interest rates near zero since the height of the global financial crisis in 2008. This loose monetary policy — along with the unconventional QE program — is meant to spur lending and boost U.S. economic activity. Fed officials have signaled repeatedly that they do not intend to raise short-term rates until sometime in 2015, depending on the tenor of economic data.

Inside the portfolio

Portfolio managers gradually moved into a slightly more defensive position over the 12-month period by reducing exposure to corporate bonds and pass-through residential mortgage-backed securities. (A pass-through mortgage is a type of bond that, in effect, receives periodic mortgage payments from a large loan pool of U.S. homeowners.) The fund’s managers sold corporate and mortgage bonds as those investments rallied, while adding to their holdings of U.S. Treasuries. Managers added to their holdings of asset-backed securities and commercial mortgage-backed securities, where they identified pockets of value among high-quality securitized investments.

Fund holdings in U.S. Treasury and agency bonds increased during the period, representing 49% of the portfolio at the end of August, compared to 48% at the start of the fiscal year. Corporate bonds were reduced from 17% of the portfolio to 15%. Exposure to pass-through residential mortgage-backed securities was also reduced substantially; however, managers added to their holdings of commercial mortgage-backed securities. That resulted in an overall increase in total mortgage-related exposure from 17% at the end of the last fiscal year to 19% at the end of August. Corporates and pass-through mortgages were reduced largely on the basis of high valuations.

Unchanged from previous years, the fund continued to focus on high-quality U.S. government, agency, mortgage-related and corporate bonds with maturities of roughly one to three years. Broadly, managers sought to identify securities with appropriate maturity characteristics that may add yield to the portfolio incrementally without introducing unacceptable levels of volatility. In a low-yield environment, a rigorous research process was the key to finding select opportunities.

Commercial mortgage-backed securities were viewed as particularly attractive due to their structure (secured by loans on commercial properties), higher credit quality and generally lower valuations relative to traditional mortgage bonds. Managers found many of the same qualities in certain asset-backed securities, which are often secured by assets such as credit card debt, auto leases or company receivables. Both of

2	Short-Term Bond Fund of America

these areas offered attractive incremental yield and, therefore, commanded a significantly larger portion of the portfolio by the end of the fiscal year.

Looking ahead

Managers believe the U.S. economy will continue to grow over the next year, and they expect inflation to gradually increase as well. This combination likely will result in modestly higher interest rates in 2015, though managers do not expect rates to rise quickly and they believe there may be significant periods of economic uncertainty when bonds will rally. In addition, managers feel that sporadic market volatility is likely as Fed officials wind down their QE program and ponder future short-term rate increases, which are likely to come sometime in mid to late 2015.

While managers do expect interest rates to climb eventually, the key questions are “when” and “by how much?” Even with an improving U.S. economy and the end of QE, other factors continue to offset those events. The European Central Bank, Bank of Japan and other central banks are dramatically stepping up their monetary stimulus measures. That puts downward pressure on all global bond yields and makes U.S. Treasuries relatively attractive, particularly at a time when 10-year German government bonds are yielding well under 1%.

In this environment, U.S. rate increases may come at a gradual pace and take longer than consensus expectations. When rates do move higher, existing bonds can lose some value in the short term. However, as bonds move toward maturity, the proceeds can be reinvested in less expensive bonds at higher yields, providing more income and ultimately contributing to higher total return. That is not necessarily a bad environment for active bond managers, such as us, who take a measured, long-term approach to the market.

Additionally, it is important to note that higher interest rates do not affect all types of bonds in the same way. During rising rate periods, the value of a diversified portfolio with a shorter average maturity — such as this fund’s — should tend to hold up better than the value of a portfolio with a higher exposure to longer dated bonds.

We are grateful for your continued support and we look forward to reporting to you again in six months.

Sincerely,

John R. Queen
President

October 13, 2014

For current information about the fund, visit americanfunds.com.

Short-Term Bond Fund of America	3

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 2, 2006, to August 31, 2014, with dividends reinvested)

Fund results shown are for Class A shares and, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.¹ Thus, the net amount invested was $9,750. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Results of the Lipper Short U.S. Government Funds Average do not reflect any sales charges.
[4]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]	For the period October 2, 2006, commencement of operations, through November 30, 2006.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2014)*

			Lifetime
Class A shares	1 year	5 years	(since 10/2/06)

At maximum offering price (reflecting the maximum 2.50% sales charge)	–1.64%	0.38%	1.52%
At net asset value	0.93	0.90	1.85

*	Assumes reinvestment of all distributions.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	Short-Term Bond Fund of America

Summary investment portfolio August 31, 2014

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	48.92%
AAA/Aaa	28.56
AA/Aa	11.19
A/A	7.61
Short-term securities & other assets less liabilities	3.72

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The information in the Portfolio quality summary table is not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 96.28%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 35.92%
U.S. Treasury 28.59%
U.S. Treasury 1.25% 2015	$25,000	$25,299
U.S. Treasury 0.375% 2016	50,000	50,045
U.S. Treasury 0.50% 2016	190,000	190,097
U.S. Treasury 0.625% 2016	77,565	77,638
U.S. Treasury 1.00% 2016	55,000	55,496
U.S. Treasury 1.50% 2016	157,560	160,555
U.S. Treasury 1.50% 2016	50,000	50,962
U.S. Treasury 1.75% 2016	138,525	141,730
U.S. Treasury 0.875% 2017	400,000	399,548
U.S. Treasury 1.00% 2017	60,000	60,318
U.S. Treasury 2.375% 2024	100,000	100,258
U.S. Treasury 0.63%—4.63% 2016	3,500	3,590
		1,315,536

U.S. Treasury inflation-protected securities 7.33%
U.S. Treasury Inflation-Protected Security 0.125% 2019[1]	224,755	228,919
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	51,065	52,885
U.S. Treasury Inflation-Protected Security 0.13%—2.40% 2015—2044[1]	53,890	55,236
		337,040

Total U.S. Treasury bonds & notes		1,652,576

Mortgage-backed obligations 19.22%
Federal agency mortgage-backed obligations 9.30%
Fannie Mae 4.50% 2044[2,3]	93,409	100,635
Fannie Mae 4.50% 2044[2,3]	56,591	61,118
Fannie Mae 0.36%—6.00% 2019—2042[3,4]	105,544	112,399
Freddie Mac 2.14%—5.50% 2024—2041[3,4]	36,989	39,512
Government National Mortgage Assn., Series 2012, Class H-20, 0.974% 2062[3,4]	39,415	39,999
Government National Mortgage Assn. 0.71%—6.64% 2059—2064[3,4,5]	70,655	74,422
		428,085

Short-Term Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities 8.62%
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[3,6]	$33,300	$34,011
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[3]	19,797	21,305
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.891% 2043[3,4]	21,489	22,940
Other securities		318,266
		396,522

Other mortgage-backed securities 1.21%
Royal Bank of Canada 3.125% 2015[3,6]	7,000	7,120
Royal Bank of Canada 0.625% 2016[3]	33,448	33,516
Other securities		15,185
		55,821

Collateralized mortgage-backed (privately originated) 0.09%
Freddie Mac, Series 2014-DN1, Class M-1, 1.155% 2024[3,4]	3,903	3,889
Other securities		35
		3,924

Total mortgage-backed obligations		884,352

Corporate bonds & notes 15.03%
Financials 6.66%
Bank of New York Mellon Corp. 0.80% 2018[4]	20,000	20,182
Royal Bank of Canada 1.20% 2017	21,215	21,301
Other securities		265,154
		306,637

Health care 2.13%
Merck & Co., Inc. 0.591% 2018[4]	26,200	26,351
Other securities		71,821
		98,172

Energy 1.88%
Exxon Mobil Corp. 0.381% 2019[4]	31,820	31,856
Other securities		54,546
		86,402

Industrials 1.38%
General Electric Capital Corp. 0.46%—2.45% 2016—2017[4]	26,840	27,606
General Electric Co. 0.85% 2015	26,438	26,568
Other securities		9,075
		63,249

Utilities 0.74%
Electricité de France SA 1.15% 2017[6]	3,000	3,006
Other securities		30,812
		33,818

Other 2.24%
Other securities		103,222

Total corporate bonds & notes		691,500

Federal agency bonds & notes 13.00%
Fannie Mae 0.375% 2016	25,000	24,937
Fannie Mae 5.00% 2016	31,070	33,245
Fannie Mae 1.00% 2017	41,750	41,456
Fannie Mae 1.25% 2017	50,000	50,504
Fannie Mae 5.00% 2017	63,805	70,697
Fannie Mae 1.75% 2019	87,910	87,785
Fannie Mae 0.50%—4.63% 2014—2015	50,000	50,379
Federal Home Loan Bank 0.375% 2015	25,000	25,037
Federal Home Loan Bank 0.375% 2016	44,400	44,368
Federal Home Loan Bank 0.50% 2016	2,500	2,494
Freddie Mac 2.50% 2016	45,000	46,561
Freddie Mac 1.00% 2017	50,000	50,180

6	Short-Term Bond Fund of America

	Principal amount (000)	Value (000)
Freddie Mac 0.50%—1.87% 2015—2020[3,4]	$25,866	$26,009
Private Export Funding Corp. 1.375% 2017	36,930	37,413
Other securities		7,047
		598,112

Asset-backed obligations 8.22%
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,6]	25,480	25,457
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[3]	26,125	26,119
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2019[3]	29,330	29,331
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,6]	25,000	25,051
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2017[3]	33,906	34,313
Other securities		238,113
		378,384

Municipals 2.70%
Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.087% 2016	25,000	25,109
Other securities		98,937
		124,046

Bonds & notes of governments & government agencies outside the U.S. 2.19%
KfW 0.50% 2015	28,740	28,825
Oesterreichische Kontrollbank Aktiengesellschaft 0.75% 2016	60,500	60,463
Oesterreichische Kontrollbank Aktiengesellschaft 1.625% 2019	2,000	1,998
Other securities		9,581
		100,867

Total bonds, notes & other debt instruments (cost: $4,407,909,000)		4,429,837

Short-term securities 7.87%
Bank of New York Mellon Corp. 0.04% due 9/2/2014[6]	28,800	28,800
Coca-Cola Co. 0.19% due 1/8/2015[6]	25,000	24,986
Electricité de France 0.17%—0.55% due 10/2/2014—1/2/2015[6]	45,300	45,272
Fannie Mae 0.09% due 1/5/2015	50,000	49,990
Federal Home Loan Bank 0.04%—0.10% due 9/3/2014—1/23/2015	137,900	137,891
Sumitomo Mitsui Banking Corp. 0.22% due 10/27/2014[6]	50,000	49,985
Toronto-Dominion Holdings USA Inc. 0.22% due 11/24/2014[4]	25,000	25,003

Total short-term securities (cost: $361,874,000)		361,927
Total investment securities 104.15% (cost: $4,769,783,000)		4,791,764
Other assets less liabilities (4.15)%		(190,733)

Net assets 100.00%		$4,601,031

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $15,410,000, which represented .33% of the net assets of the fund.

Short-Term Bond Fund of America	7

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $1,420,153,000 over the prior 12-month period.

					Unrealized
					appreciation
				Notional	(depreciation) at
Pay/receive	Floating rate	Fixed	Expiration	amount	8/31/2014
floating rate	index	rate	date	(000)	(000)
Pay	3-month USD-LIBOR	0.3975%	7/14/2015	$250,000	$215
Pay	3-month USD-LIBOR	0.425	12/17/2015	300,000	(9)
Pay	3-month USD-LIBOR	0.49	12/30/2015	200,000	134
Pay	3-month USD-LIBOR	0.758	8/1/2016	36,000	57
Pay	3-month USD-LIBOR	0.6905	8/5/2016	150,000	34
Pay	3-month USD-LIBOR	1.1345	7/23/2017	12,000	11
Pay	3-month USD-LIBOR	1.105	7/25/2017	300,000	18
Receive	3-month USD-LIBOR	1.4465	7/7/2018	200,000	102
Receive	3-month USD-LIBOR	1.5045	7/9/2018	4,000	(7)
Receive	3-month USD-LIBOR	1.5055	7/9/2018	150,000	(258)
Receive	3-month USD-LIBOR	1.5105	9/2/2018	16,000	—
Receive	3-month USD-LIBOR	1.7645	6/11/2019	3,000	(6)
Receive	3-month USD-LIBOR	1.785	6/25/2019	4,000	(11)
Receive	3-month USD-LIBOR	1.849	7/7/2019	7,000	(37)
Receive	3-month USD-LIBOR	1.786	8/26/2019	100,000	(77)
Receive	3-month USD-LIBOR	1.787	8/26/2019	200,000	(164)
Receive	3-month USD-LIBOR	1.7845	8/27/2019	22,000	(16)
Receive	3-month USD-LIBOR	1.808	8/27/2019	10,000	(18)
Receive	3-month USD-LIBOR	2.1865	7/22/2021	2,000	(8)
Receive	3-month USD-LIBOR	2.2065	7/23/2021	3,000	(16)
Receive	3-month USD-LIBOR	2.132	8/20/2021	3,000	1
Receive	3-month USD-LIBOR	2.65	5/22/2024	6,850	(111)
Receive	3-month USD-LIBOR	2.5905	7/23/2024	2,000	(19)
Receive	3-month USD-LIBOR	2.595	7/24/2024	25,000	(252)
Receive	3-month USD-LIBOR	2.582	8/15/2024	25,000	(210)
Receive	3-month USD-LIBOR	3.2175	8/15/2044	3,500	(110)
					$(757)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	A security within this range was valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,095,000, which represented .13% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $499,921,000, which represented 10.87% of the net assets of the fund.

Key to abbreviations

Auth. = Authority

Ref. = Refunding

Rev. = Revenue

TBA = To be announced

See Notes to Financial Statements

8	Short-Term Bond Fund of America

Financial statements

Statement of assets and liabilities at August 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,769,783)		$4,791,764
Cash		796
Receivables for:
Sales of investments	$161,884
Sales of fund’s shares	12,279
Interest	13,159	187,322
		4,979,882
Liabilities:
Payables for:
Purchases of investments	368,072
Repurchases of fund’s shares	6,237
Dividends on fund’s shares	109
Investment advisory services	1,114
Services provided by related parties	1,640
Trustees’ deferred compensation	43
Variation margin	1,534
Other	102	378,851
Net assets at August 31, 2014		$4,601,031

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,581,062
Undistributed net investment income		1,159
Accumulated net realized loss		(2,414)
Net unrealized appreciation		21,224
Net assets at August 31, 2014		$4,601,031

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (460,061 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$3,016,132	301,468	$10.00
Class B	14,747	1,480	9.97
Class C	115,212	11,590	9.94
Class F-1	120,213	12,015	10.00
Class F-2	311,239	31,109	10.00
Class 529-A	295,332	29,519	10.00
Class 529-B	2,512	253	9.94
Class 529-C	71,486	7,202	9.93
Class 529-E	18,517	1,852	10.00
Class 529-F-1	48,361	4,834	10.00
Class R-1	6,185	622	9.94
Class R-2	44,098	4,438	9.94
Class R-2E	10	1	10.00
Class R-3	59,822	5,983	10.00
Class R-4	23,784	2,377	10.00
Class R-5	5,937	593	10.01
Class R-6	447,444	44,725	10.00

See Notes to Financial Statements

Short-Term Bond Fund of America	9

Statement of operations for the year ended August 31, 2014	(dollars in thousands)

Investment income:
Income:
Interest		$51,752
Fees and expenses*:
Investment advisory services	$12,981
Distribution services	9,252
Transfer agent services	4,248
Administrative services	1,044
Reports to shareholders	156
Registration statement and prospectus	312
Trustees’ compensation	34
Auditing and legal	75
Custodian	12
State and local taxes	1
Other	602	28,717
Net investment income		23,035

Net realized gain and unrealized appreciation on investments and interest rate swaps:
Net realized gain (loss) on:
Investments	9,129
Interest rate swaps	(6,468)	2,661
Net unrealized appreciation (depreciation) on:
Investments	18,654
Interest rate swaps	(757)	17,897
Net realized gain and unrealized appreciation on investments and interest rate swaps		20,558

Net increase in net assets resulting from operations		$43,593

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2014	2013
Operations:
Net investment income	$23,035	$20,229
Net realized gain on investments and interest rate swaps	2,661	3,570
Net unrealized appreciation (depreciation) on investments and interest rate swaps	17,897	(63,772)
Net increase (decrease) in net assets resulting from operations	43,593	(39,973)

Dividends paid or accrued to shareholders from net investment income	(18,601)	(27,895)

Net capital share transactions	54,050	304,988

Total increase in net assets	79,042	237,120

Net assets:
Beginning of year	4,521,989	4,284,869
End of year (including undistributed net investment income: $1,159 and $71, respectively)	$4,601,031	$4,521,989

See Notes to Financial Statements

10	Short-Term Bond Fund of America

Notes to financial statements

1. Organization

Short-Term Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income while preserving capital by investing in high-quality debt securities and maintaining a portfolio with a dollar-weighted average effective maturity no greater than three years.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4,R-5 and R-6	None	None	None
*	Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds held. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Short-Term Bond Fund of America	11

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

12	Short-Term Bond Fund of America

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2014, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Short-Term Bond Fund of America	13

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

14	Short-Term Bond Fund of America

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps as of August 31, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Interest rate swaps	Variation margin	$—	Variation margin	$1,534

	Net realized loss		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Net realized loss on interest rate swaps	$(6,468)	Net unrealized depreciation on interest rate swaps	$(757)

Collateral — The fund participates in a collateral program due to its use of interest rate swaps. The program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2014, the fund reclassified $3,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $3,343,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of August 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$1,344
Capital loss carryforward*	(2,294)
Gross unrealized appreciation on investment securities	22,946
Gross unrealized depreciation on investment securities	(1,117)
Net unrealized appreciation on investment securities	21,829
Cost of investment securities	4,769,935

*	Reflects the utilization of capital loss carryforward of $6,124,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Short-Term Bond Fund of America	15

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2014		2013
Class A	$13,022		$20,902
Class B	1		12
Class C	6		15
Class F-1	372		742
Class F-2	1,542		2,169
Class 529-A	1,049		1,694
Class 529-B	—	*	1
Class 529-C	3		9
Class 529-E	12		47
Class 529-F-1	221		284
Class R-1	—	*	1
Class R-2	2		5
Class R-2E†	—
Class R-3	32		123
Class R-4	76		130
Class R-5	63		119
Class R-6	2,200		1,642
Total	$18,601		$27,895

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.250% on such assets in excess of $4 billion. For the the year ended August 31, 2014, the investment advisory services fee was $12,981,000, which was equivalent to an annualized rate of 0.286% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

16	Short-Term Bond Fund of America

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	0.90	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period September 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$5,521	$3,026	$ 307	Not applicable
Class B	178	21	Not applicable	Not applicable
Class C	1,281	132	64	Not applicable
Class F-1	340	175	84	Not applicable
Class F-2	Not applicable	250	135	Not applicable
Class 529-A	376	230	146	$275
Class 529-B	28	3	2	3
Class 529-C	723	61	36	68
Class 529-E	91	10	9	17
Class 529-F-1	—	35	23	43
Class R-1	52	6	3	Not applicable
Class R-2	317	170	22	Not applicable
Class R-2E*	—	—	—	Not applicable
Class R-3	284	95	28	Not applicable
Class R-4	61	27	13	Not applicable
Class R-5	Not applicable	6	5	Not applicable
Class R-6	Not applicable	1	167	Not applicable
Total class-specific expenses	$9,252	$4,248	$1,044	$406

*	Class R-2E shares were offered beginning August 29, 2014.

Short-Term Bond Fund of America	17

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $34,000 in the fund’s statement of operations includes $28,000 in current fees (either paid in cash or deferred) and a net increase of $6,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2014

Class A	$1,080,343	108,111	$12,702		1,271		$(1,219,673)	(122,053)	$(126,628)	(12,671)
Class B	4,452	446	1		—	[2]	(14,549)	(1,458)	(10,096)	(1,012)
Class C	47,991	4,822	6		1		(76,230)	(7,658)	(28,233)	(2,835)
Class F-1	63,034	6,306	365		37		(90,701)	(9,073)	(27,302)	(2,730)
Class F-2	178,647	17,865	1,151		115		(142,359)	(14,253)	37,439	3,727
Class 529-A	100,833	10,089	1,044		104		(90,614)	(9,066)	11,263	1,127
Class 529-B	1,241	125	—	[2]	—	[2]	(2,586)	(260)	(1,345)	(135)
Class 529-C	26,198	2,635	3		—	[2]	(25,854)	(2,601)	347	34
Class 529-E	6,777	679	11		1		(6,004)	(601)	784	79
Class 529-F-1	17,977	1,799	220		22		(10,973)	(1,098)	7,224	723
Class R-1	3,373	339	—	[2]	—	[2]	(1,822)	(183)	1,551	156
Class R-2	17,930	1,802	2		—	[2]	(15,025)	(1,510)	2,907	292
Class R-2E3	10	1	—		—		—	—	10	1
Class R-3	31,792	3,183	32		3		(27,218)	(2,725)	4,606	461
Class R-4	15,110	1,512	76		8		(16,179)	(1,619)	(993)	(99)
Class R-5	5,182	518	62		6		(12,481)	(1,248)	(7,237)	(724)
Class R-6	220,170	22,024	2,200		220		(32,617)	(3,264)	189,753	18,980
Total net increase (decrease)	$1,821,060	182,256	$17,875		1,788		$(1,784,885)	(178,670)	$54,050	5,374

Year ended August 31, 2013

Class A	$1,607,809	160,125	$20,315		2,022		$(1,536,334)	(152,951)	$91,790	9,196
Class B	9,630	959	12		1		(21,590)	(2,149)	(11,948)	(1,189)
Class C	72,995	7,283	14		1		(95,655)	(9,527)	(22,646)	(2,243)
Class F-1	84,530	8,429	720		72		(82,934)	(8,251)	2,316	250
Class F-2	225,657	22,440	1,517		151		(216,760)	(21,553)	10,414	1,038
Class 529-A	116,137	11,557	1,682		168		(96,853)	(9,652)	20,966	2,073
Class 529-B	1,804	180	1		—	[2]	(3,944)	(393)	(2,139)	(213)
Class 529-C	30,105	3,000	9		1		(29,149)	(2,907)	965	94
Class 529-E	7,044	701	47		4		(6,485)	(646)	606	59
Class 529-F-1	15,636	1,558	282		28		(10,301)	(1,026)	5,617	560
Class R-1	2,216	220	1		—	[2]	(2,468)	(246)	(251)	(26)
Class R-2	20,029	1,994	5		1		(16,268)	(1,622)	3,766	373
Class R-3	31,954	3,180	122		12		(22,382)	(2,228)	9,694	964
Class R-4	19,030	1,892	129		13		(15,549)	(1,547)	3,610	358
Class R-5	8,504	846	119		12		(8,746)	(871)	(123)	(13)
Class R-6	214,296	21,303	1,640		164		(23,585)	(2,352)	192,351	19,115
Total net increase (decrease)	$2,467,376	245,667	$26,615		2,650		$(2,189,003)	(217,921)	$304,988	30,396

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,462,704,000 and $4,659,752,000, respectively, during the year ended August 31, 2014.

18	Short-Term Bond Fund of America

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2014	$9.95	$.05	$.04	$.09	$(.04)	$10.00	.93%	$3,016	.59%	.55%
Year ended 8/31/2013	10.10	.05	(.13)	(.08)	(.07)	9.95	(.82)	3,124	.60	.51
Year ended 8/31/2012	10.11	.08	.01	.09	(.10)	10.10	.87	3,080	.60	.79
Year ended 8/31/2011	10.15	.12	(.04)	.08	(.12)	10.11	.79	3,251	.63	1.14
Year ended 8/31/2010	10.02	.14	.13	.27	(.14)	10.15	2.75	3,146	.63	1.39
Class B:
Year ended 8/31/2014	9.94	(.02)	.05	.03	— [3]	9.97	.31	15	1.31	(.17)
Year ended 8/31/2013	10.10	(.02)	(.14)	(.16)	— [3]	9.94	(1.55)	25	1.31	(.20)
Year ended 8/31/2012	10.11	.01	.01	.02	(.03)	10.10	.17	37	1.30	.10
Year ended 8/31/2011	10.15	.05	(.04)	.01	(.05)	10.11	.13	59	1.29	.50
Year ended 8/31/2010	10.02	.08	.13	.21	(.08)	10.15	2.08	81	1.28	.74
Class C:
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [3]	9.94	.11	115	1.45	(.31)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [3]	9.93	(1.67)	143	1.45	(.34)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	.03	168	1.45	(.05)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	10.11	(.02)	228	1.44	.34
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.93	240	1.43	.59
Class F-1:
Year ended 8/31/2014	9.95	.04	.04	.08	(.03)	10.00	.88	120	.74	.40
Year ended 8/31/2013	10.10	.04	(.14)	(.10)	(.05)	9.95	(.95)	147	.73	.38
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	10.10	.77	146	.70	.69
Year ended 8/31/2011	10.15	.11	(.04)	.07	(.11)	10.11	.73	156	.69	1.09
Year ended 8/31/2010	10.02	.14	.13	.27	(.14)	10.15	2.70	192	.68	1.33
Class F-2:
Year ended 8/31/2014	9.95	.07	.04	.11	(.06)	10.00	1.18	311	.45	.69
Year ended 8/31/2013	10.10	.07	(.14)	(.07)	(.08)	9.95	(.68)	272	.46	.66
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	10.10	1.06	266	.41	.98
Year ended 8/31/2011	10.15	.14	(.04)	.10	(.14)	10.11	1.02	265	.40	1.36
Year ended 8/31/2010	10.02	.17	.13	.30	(.17)	10.15	3.00	193	.39	1.63
Class 529-A:
Year ended 8/31/2014	9.95	.05	.04	.09	(.04)	10.00	.87	295	.65	.49
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	9.95	(.89)	282	.67	.44
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	10.10	.82	266	.65	.73
Year ended 8/31/2011	10.15	.12	(.04)	.08	(.12)	10.11	.78	216	.64	1.13
Year ended 8/31/2010	10.02	.14	.13	.27	(.14)	10.15	2.74	160	.63	1.37
Class 529-B:
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [3]	9.94	.11	3	1.43	(.30)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [3]	9.93	(1.67)	4	1.44	(.33)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	.04	6	1.43	(.04)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	10.11	.00	8	1.42	.36
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.95	9	1.41	.60

Short-Term Bond Fund of America	19

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 8/31/2014	$9.92	$(.04)	$.05	$.01	$— [3]	$9.93	.10%	$71		1.52%	(.38)%
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [3]	9.92	(1.77)	71		1.52	(.41)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	(.04)	72		1.52	(.13)
Year ended 8/31/2011	10.15	.03	(.04)	(.01)	(.03)	10.11	(.09)	60		1.51	.26
Year ended 8/31/2010	10.02	.05	.13	.18	(.05)	10.15	1.85	50		1.51	.50
Class 529-E:
Year ended 8/31/2014	9.95	.01	.05	.06	(.01)	10.00	.57	19		1.00	.14
Year ended 8/31/2013	10.10	.01	(.13)	(.12)	(.03)	9.95	(1.23)	18		1.01	.10
Year ended 8/31/2012	10.11	.04	.01	.05	(.06)	10.10	.46	17		1.01	.38
Year ended 8/31/2011	10.15	.08	(.04)	.04	(.08)	10.11	.41	14		1.01	.76
Year ended 8/31/2010	10.02	.11	.13	.24	(.11)	10.15	2.36	10		1.00	1.00
Class 529-F-1:
Year ended 8/31/2014	9.95	.06	.04	.10	(.05)	10.00	1.00	48		.53	.62
Year ended 8/31/2013	10.10	.06	(.14)	(.08)	(.07)	9.95	(.75)	41		.53	.59
Year ended 8/31/2012	10.11	.09	.01	.10	(.11)	10.10	.95	36		.52	.87
Year ended 8/31/2011	10.15	.13	(.04)	.09	(.13)	10.11	.91	27		.51	1.25
Year ended 8/31/2010	10.02	.16	.13	.29	(.16)	10.15	2.88	18		.50	1.50
Class R-1:
Year ended 8/31/2014	9.92	(.03)	.05	.02	— [3]	9.94	.21	6		1.47	(.33)
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [3]	9.92	(1.77)	5		1.47	(.36)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	.02	5		1.46	(.06)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	10.11	(.02)	6		1.44	.33
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.91	5		1.46	.55
Class R-2:
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [3]	9.94	.11	44		1.49	(.35)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [3]	9.93	(1.67)	41		1.46	(.35)
Year ended 8/31/2012	10.11	— [3]	.01	.01	(.02)	10.10	.07	38		1.41	(.02)
Year ended 8/31/2011	10.15	.03	(.04)	(.01)	(.03)	10.11	(.06)	36		1.47	.30
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.89	30		1.47	.54
Class R-2E:
Period from 8/29/2014 to 8/31/2014[4,5]	10.00	—	—	—	—	10.00	—	—	[6]	—	—
Class R-3:
Year ended 8/31/2014	9.95	.01	.05	.06	(.01)	10.00	.56	60		1.02	.12
Year ended 8/31/2013	10.10	.01	(.14)	(.13)	(.02)	9.95	(1.25)	55		1.03	.08
Year ended 8/31/2012	10.11	.03	.01	.04	(.05)	10.10	.44	46		1.03	.36
Year ended 8/31/2011	10.15	.08	(.04)	.04	(.08)	10.11	.39	40		1.02	.74
Year ended 8/31/2010	10.02	.10	.13	.23	(.10)	10.15	2.32	29		1.04	.96

20	Short-Term Bond Fund of America

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class R-4:
Year ended 8/31/2014	$9.95	$.04	$.04	$.08	$(.03)	$10.00	.91%	$24	.71%		.44%
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	9.95	(.93)	25	.71		.40
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	10.10	.78	21	.69		.70
Year ended 8/31/2011	10.15	.11	(.04)	.07	(.11)	10.11	.71	16	.71		1.06
Year ended 8/31/2010	10.02	.13	.13	.26	(.13)	10.15	2.65	10	.73		1.28
Class R-5:
Year ended 8/31/2014	9.95	.07	.05	.12	(.06)	10.01	1.21	6	.41		.73
Year ended 8/31/2013	10.10	.07	(.13)	(.06)	(.09)	9.95	(.63)	13	.41		.70
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	10.10	1.06	14	.41		.99
Year ended 8/31/2011	10.15	.14	(.04)	.10	(.14)	10.11	1.01	15	.41		1.35
Year ended 8/31/2010	10.02	.17	.13	.30	(.17)	10.15	2.97	13	.42		1.60
Class R-6:
Year ended 8/31/2014	9.95	.08	.04	.12	(.07)	10.00	1.17	447	.35		.79
Year ended 8/31/2013	10.10	.08	(.14)	(.06)	(.09)	9.95	(.58)	256	.35		.76
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	10.10	1.11	67	.35		.97
Year ended 8/31/2011	10.15	.15	(.04)	.11	(.15)	10.11	1.06	9	.36		1.42
Period from 11/20/2009 to 8/31/2010[4,7]	10.08	.13	.07	.20	(.13)	10.15	1.99	11	.36	[8]	1.63	[8]
Period from 5/7/2009 to 6/15/2009[4,9]	9.93	.02	(.05)	(.03)	(.02)	9.88	(.30)	—	.04		.20

	Year ended August 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	257%	153%	57%	44%	19%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Amount less than $1 million.
[7]	The first date the share class had assets during the fund’s fiscal year ended August 31, 2010.
[8]	Annualized.
[9]	The last date the share class had assets during the fund’s fiscal year ended August 31, 2009.

See Notes to Financial Statements

Short-Term Bond Fund of America	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Bond Fund of America (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
October 13, 2014

22	Short-Term Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2014, through August 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Short-Term Bond Fund of America	23

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2014	8/31/2014	during period*	expense ratio
Class A – actual return	$1,000.00	$1,000.80	$2.98	.59%
Class A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B – actual return	1,000.00	998.00	6.65	1.32
Class B – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C – actual return	1,000.00	996.99	7.35	1.46
Class C – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class F-1 – actual return	1,000.00	1,001.02	3.73	.74
Class F-1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class F-2 – actual return	1,000.00	1,002.52	2.22	.44
Class F-2 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-A – actual return	1,000.00	1,000.45	3.28	.65
Class 529-A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-B – actual return	1,000.00	996.99	7.20	1.43
Class 529-B – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-C – actual return	1,000.00	997.99	7.65	1.52
Class 529-C – assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-E – actual return	1,000.00	1,000.16	4.99	.99
Class 529-E – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 529-F-1 – actual return	1,000.00	1,001.13	2.62	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-1 – actual return	1,000.00	998.00	7.40	1.47
Class R-1 – assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class R-2 – actual return	1,000.00	998.00	7.50	1.49
Class R-2 – assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class R-3 – actual return	1,000.00	1,000.16	5.14	1.02
Class R-3 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-4 – actual return	1,000.00	1,001.22	3.53	.70
Class R-4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-5 – actual return	1,000.00	1,002.69	2.07	.41
Class R-5 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 – actual return	1,000.00	1,002.98	1.77	.35
Class R-6 – assumed 5% return	1,000.00	1,023.44	1.79	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2014:

U.S. government income that may be exempt from state taxation	$6,117,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

24	Short-Term Bond Fund of America

Approval of Investment Advisory and Service Agreement

The Short-Term Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Short U.S. Government Funds Average and the Barclays U.S. Government/Credit 1-3 Years ex-BBB Index. They noted that the investment results of the fund were lower than the results of the Barclays index and the Lipper average for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average and acknowledged the low interest rate environment during recent periods. They further noted that the Lipper category included funds that utilized a broader investment universe than the fund. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were below the median of the other funds in the Lipper Short U.S. Government Funds category, and that although its total expenses were slightly higher than the median of such funds, such expenses less distribution expenses were below the median. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that,to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients,the differences appropriately reflected the investment,operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Short-Term Bond Fund of America	25

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter,an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices,noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments,and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence,company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

26	Short-Term Bond Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 69	2010	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	70	None
James G. Ellis, 67	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	70	Mercury General Corp.
Leonard R. Fuller, 68	2006	President and CEO, Fuller Consulting (financial management consulting firm)	70	None
R. Clark Hooper, 68 Chairman of the Board (Independent and Non-Executive)	2006	Private investor	72	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 56	2010	Dean and Professor, Columbia University, School of International and Public Affairs	69	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 59	2009	Clinical Professor and Director, Accounting Program, University of Redlands	66	None
Frank M. Sanchez, 71	2006	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	66	None
Margaret Spellings, 56	2009	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	70	None
Steadman Upham, Ph.D., 65	2007	President and University Professor, The University of Tulsa	69	None

We are saddened by the loss of W. Scott Hedrick who passed away on November 3, 2013. Mr. Hedrick served as an independent board member on the boards of various American Funds since 2007. His wise counsel and friendship will be missed.

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 58 Vice Chairman of the Board	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA90071, Attention: Secretary.

Short-Term Bond Fund of America	27

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John R. Queen, 49 President	2011	Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Private Client Services Division, Capital Guardian Trust Company[6]
David A. Hoag, 49 Senior Vice President	2006	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 44 Senior Vice President	2006	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Courtney R. Taylor, 39 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 46 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Steven I. Koszalka, 50 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2006	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

28	Short-Term Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2014, portfolio of Short-Term Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Short-Term Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Short-Term Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$59,000
2014	$60,000

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$7,000
2014	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$32,000
2014	$44,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $41,000 for fiscal year 2013 and $53,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Short-Term Bond Fund of America®
Investment portfolio
August 31, 2014
Bonds, notes & other debt instruments 96.28% U.S. Treasury bonds & notes 35.92% U.S. Treasury 28.59%	Principal amount (000)	Value (000)
U.S. Treasury 1.25% 2015	$25,000	$25,299
U.S. Treasury 0.375% 2016	50,000	50,045
U.S. Treasury 0.50% 2016	190,000	190,097
U.S. Treasury 0.625% 2016	77,565	77,638
U.S. Treasury 0.625% 2016	2,000	1,999
U.S. Treasury 1.00% 2016	55,000	55,496
U.S. Treasury 1.50% 2016	157,560	160,555
U.S. Treasury 1.50% 2016	50,000	50,962
U.S. Treasury 1.75% 2016	138,525	141,730
U.S. Treasury 2.75% 2016	1,000	1,047
U.S. Treasury 4.625% 2016	500	544
U.S. Treasury 0.875% 2017	400,000	399,548
U.S. Treasury 1.00% 2017	60,000	60,318
U.S. Treasury 2.375% 2024	100,000	100,258
		1,315,536
U.S. Treasury inflation-protected securities 7.33%
U.S. Treasury Inflation-Protected Security 0.50% 2015[1]	13,195	13,266
U.S. Treasury Inflation-Protected Security 0.125% 2016[1]	16,194	16,482
U.S. Treasury Inflation-Protected Security 2.00% 2016[1]	14,408	15,020
U.S. Treasury Inflation-Protected Security 0.125% 2019[1]	224,755	228,919
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	7,025	6,963
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	51,065	52,885
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]	3,067	3,505
		337,040
Total U.S. Treasury bonds & notes		1,652,576
Mortgage-backed obligations 19.22% Federal agency mortgage-backed obligations 9.30%
Fannie Mae 4.00% 2019[2]	6,143	6,505
Fannie Mae 4.00% 2019[2]	2,725	2,886
Fannie Mae 4.00% 2019[2]	2,554	2,705
Fannie Mae 3.00% 2023[2]	3,944	4,118
Fannie Mae 3.00% 2023[2]	3,889	4,064
Fannie Mae 5.00% 2023[2]	905	997
Fannie Mae 5.00% 2023[2]	648	715
Fannie Mae 3.50% 2025[2]	2,237	2,366
Fannie Mae 4.50% 2025[2]	5,987	6,398
Fannie Mae 3.50% 2026[2]	4,428	4,683
Fannie Mae 6.00% 2038[2]	8,915	10,060
Fannie Mae 6.00% 2038[2]	3,622	4,090
Fannie Mae 6.00% 2038[2]	280	316
Fannie Mae 3.232% 2039[2,3]	1,175	1,254
Fannie Mae 2.26% 2039[2,3]	1,211	1,299
Fannie Mae 3.943% 2039[2,3]	875	939
Short-Term Bond Fund of America — Page 1 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.472% 2039[2,3]	$1,479	$1,566
Fannie Mae 3.516% 2039[2,3]	1,859	1,988
Fannie Mae 3.58% 2039[2,3]	1,163	1,227
Fannie Mae 3.931% 2039[2,3]	1,214	1,302
Fannie Mae 3.251% 2040[2,3]	2,675	2,855
Fannie Mae 4.195% 2040[2,3]	3,509	3,734
Fannie Mae 4.379% 2040[2,3]	4,185	4,456
Fannie Mae 2.477% 2041[2,3]	10,684	11,224
Fannie Mae 3.158% 2041[2,3]	4,393	4,598
Fannie Mae 3.526% 2041[2,3]	1,772	1,861
Fannie Mae 3.761% 2041[2,3]	3,694	3,953
Fannie Mae 5.00% 2041[2]	7,303	8,093
Fannie Mae 2.38% 2042[2,3]	4,576	4,750
Fannie Mae 4.50% 2044[2,4]	93,409	100,635
Fannie Mae 4.50% 2044[2,4]	56,591	61,118
Fannie Mae, Series 2007-114, Class A7, 0.355% 2037[2,3]	7,500	7,397
Freddie Mac 5.50% 2024[2]	15,721	16,823
Freddie Mac 5.50% 2034[2]	914	1,029
Freddie Mac 5.50% 2036[2]	809	901
Freddie Mac 5.288% 2038[2,3]	721	774
Freddie Mac 2.14% 2039[2,3]	1,106	1,158
Freddie Mac 2.349% 2039[2,3]	452	482
Freddie Mac 3.848% 2039[2,3]	2,171	2,319
Freddie Mac 3.506% 2040[2,3]	7,153	7,646
Freddie Mac 3.161% 2041[2,3]	7,942	8,380
Government National Mortgage Assn. 5.46% 2059[2]	16,893	17,924
Government National Mortgage Assn. 4.804% 2061[2]	937	1,014
Government National Mortgage Assn. 4.676% 2063[2]	1,995	2,171
Government National Mortgage Assn. 4.691% 2063[2]	2,192	2,386
Government National Mortgage Assn. 4.715% 2063[2]	2,380	2,587
Government National Mortgage Assn. 5.097% 2063[2]	1,143	1,239
Government National Mortgage Assn. 4.675% 2064[2]	2,020	2,197
Government National Mortgage Assn. 4.694% 2064[2]	2,214	2,408
Government National Mortgage Assn. 4.701% 2064[2]	2,272	2,471
Government National Mortgage Assn. 4.762% 2054[2]	4,413	4,821
Government National Mortgage Assn. 4.777% 2064[2]	2,130	2,319
Government National Mortgage Assn. 4.799% 2064[2]	2,268	2,466
Government National Mortgage Assn. 5.053% 2064[2]	1,700	1,821
Government National Mortgage Assn. 6.64% 2064[2,5]	3,695	4,093
Government National Mortgage Assn., Series 2012, Class H-20, 0.974% 2062[2,3]	39,415	39,999
Government National Mortgage Assn., Series 2012-H12, Class FT, 0.80% 2062[2,3]	4,275	4,303
Government National Mortgage Assn., Series 2014, Class H-08, 0.71% 2064[2,3]	20,128	20,202
		428,085
Commercial mortgage-backed securities 8.62%
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[2,3]	17,404	18,287
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.897% 2040[2,3]	11,440	12,613
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-1-A, 5.65% 2050[2,3]	4,029	4,413
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A-1, 1.199% 2047[2]	9,188	9,166
Commercial Mortgage Trust, Series 2014-277P, Class A, 3.731% 2024[2,3,6]	2,000	2,061
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[2]	15,332	16,572
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A-3, 5.467% 2039[2]	11,293	12,067
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1, 2.238% 2044[2]	999	1,007
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[2,6]	20,000	20,735
Short-Term Bond Fund of America — Page 2 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[2,6]	$4,961	$5,138
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 2043[2,3]	4,886	4,962
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 6.014% 2038[2,3]	4,789	5,095
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[2]	7,448	8,092
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[2]	18,583	20,601
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A-1, 1.468% 2044[2]	5,475	5,507
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[2,6]	7,970	8,045
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[2,6]	33,300	34,011
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037[2]	4,500	4,607
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[2,3]	207	207
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A-3, 4.697% 2042[2]	699	700
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A-M, 5.525% 2043[2,3]	4,373	4,644
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[2,3]	2,223	2,374
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class A-1, 1.031% 2045[2]	790	792
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[2]	12,982	13,939
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.431% 2047[2,3]	974	1,057
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.892% 2049[2,3]	7,699	8,481
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[2,3]	3,475	3,848
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.848% 2044[2,3]	7,735	8,611
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A-M, 5.413% 2039[2]	7,932	8,553
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[2,3]	10,208	10,848
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[2]	13,074	14,224
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[2,3]	10,000	10,685
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 6.066% 2046[2,3]	8,978	9,648
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[2]	13,286	14,231
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-M 5.204% 2049[2]	5,500	5,932
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[2,3]	6,795	7,488
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-4, 5.377% 2042[2,3]	3,212	3,315
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[2]	19,797	21,305
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[2,3]	8,616	8,835
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[2]	9,000	9,751
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.891% 2043[2,3]	21,489	22,940
Wachovia Bank Commercial Mortgage Trust, Series 2006-C-23, Class A-M, 5.896% 2043[2,3]	6,048	6,461
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[2,3]	4,334	4,674
		396,522
Other mortgage-backed securities 1.21%
Bank of Montreal 2.85% 2015[2,6]	5,000	5,097
Royal Bank of Canada 3.125% 2015[2,6]	7,000	7,120
Royal Bank of Canada 0.625% 2016[2]	33,448	33,516
Westpac Banking Corp. 1.375% 2015[2,6]	10,000	10,088
		55,821
Collateralized mortgage-backed (privately originated) 0.09%
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 2058[2,3,6]	35	35
Freddie Mac, Series 2014-DN1, Class M-1, 1.155% 2024[2,3]	3,903	3,889
		3,924
Total mortgage-backed obligations		884,352
Short-Term Bond Fund of America — Page 3 of 8

Bonds, notes & other debt instruments Corporate bonds & notes 15.03% Financials 6.66%	Principal amount (000)	Value (000)
Abbey National Treasury Services PLC 3.875% 2014[6]	$4,100	$4,128
Bank of America Corp. 1.05% 2016[3]	7,500	7,557
Bank of America Corp. 1.25% 2017	12,500	12,530
Bank of New York Mellon Corp. 0.80% 2018[3]	20,000	20,182
Bank of Nova Scotia 0.464% 2016[3]	20,000	20,010
BB&T Corp. 1.00% 2017	21,230	21,152
BB&T Corp. 2.05% 2018	4,750	4,804
Berkshire Hathaway Inc. 0.95% 2016	14,240	14,342
BNP Paribas 0.712% 2017[3]	14,845	14,869
BNP Paribas 2.45% 2019	15,000	15,188
BPCE SA group 2.50% 2019	15,000	14,999
Citigroup Inc. 1.194% 2016[3]	8,510	8,596
Credit Suisse Group AG 1.375% 2017	21,225	21,237
JPMorgan Chase & Co. 1.35% 2017	5,000	5,022
MetLife Global Funding I 1.30% 2017[6]	10,000	10,016
MetLife Global Funding I 2.30% 2019[6]	6,745	6,802
Morgan Stanley 3.80% 2016	5,890	6,163
Nordea Bank, Series 2, 3.70% 2014[6]	14,500	14,596
PRICOA Global Funding I 1.35% 2017[6]	2,000	1,998
Royal Bank of Canada 1.20% 2017	21,215	21,301
Société Générale 3.10% 2015[6]	4,000	4,095
UBS AG 3.875% 2015	5,253	5,321
UBS AG 1.375% 2017	1,500	1,497
UBS AG 2.375% 2019	1,500	1,506
US Bancorp. 0.634% 2019[3]	20,000	20,032
Wells Fargo & Co. 3.75% 2014	7,500	7,520
Wells Fargo & Co. 1.15% 2017	21,225	21,174
		306,637
Health care 2.13%
AbbVie Inc. 1.20% 2015	15,655	15,744
Aetna Inc. 1.50% 2017	3,088	3,100
Amgen Inc. 1.875% 2014	5,000	5,015
Catholic Health Initiatives, Series 2012, 1.60% 2017	3,380	3,383
GlaxoSmithKline Capital PLC 0.75% 2015	3,000	3,008
Johnson & Johnson 0.70% 2016	2,000	2,002
Merck & Co., Inc. 0.591% 2018[3]	26,200	26,351
Pfizer Inc. 1.10% 2017	14,850	14,896
Pfizer Inc. 0.531% 2018[3]	10,000	10,036
Sutter Health 1.09% 2053	7,475	7,414
UnitedHealth Group Inc. 0.85% 2015	4,140	4,156
UnitedHealth Group Inc. 1.875% 2016	3,000	3,067
		98,172
Short-Term Bond Fund of America — Page 4 of 8

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 1.88%	Principal amount (000)	Value (000)
Chevron Corp. 0.889% 2016	$18,550	$18,664
Exxon Mobil Corp. 0.381% 2019[3]	31,820	31,856
Shell International Finance BV 0.625% 2015	7,300	7,313
StatoilHydro ASA 2.90% 2014	2,070	2,076
Total Capital Canada Ltd. 1.45% 2018	4,980	4,978
Total Capital International 0.75% 2016	10,000	10,046
Total Capital International 1.50% 2017	5,000	5,056
TransCanada PipeLines Ltd. 3.40% 2015	6,275	6,413
		86,402
Industrials 1.38%
General Electric Capital Corp. 0.464% 2016[3]	2,000	2,003
General Electric Capital Corp. 2.30% 2017	10,000	10,286
General Electric Capital Corp. 2.45% 2017	14,840	15,317
General Electric Co. 0.85% 2015	26,438	26,568
Precision Castparts Corp. 0.70% 2015	7,290	7,304
Raytheon Co. 6.75% 2018	1,225	1,426
Union Pacific Corp. 2.25% 2019	340	345
		63,249
Utilities 0.74%
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	1,231	1,344
Duke Energy Corp. 0.612% 2017[3]	8,540	8,569
Electricité de France SA 1.15% 2017[6]	3,000	3,006
Entergy Louisiana, LLC 1.875% 2014	4,650	4,670
National Rural Utilities Cooperative Finance Corp. 1.00% 2015	2,425	2,432
Southern California Edison, First and Refunding Mortgage Bonds 1.125% 2017	13,795	13,797
		33,818
Telecommunication services 0.72%
AT&T Inc. 0.90% 2016	11,510	11,551
AT&T Inc. 2.40% 2016	5,000	5,149
Verizon Communications Inc. 1.25% 2014	2,500	2,504
Verizon Communications Inc. 3.00% 2016	3,000	3,104
Verizon Communications Inc. 2.625% 2020[6]	10,953	10,999
		33,307
Consumer discretionary 0.71%
DaimlerChrysler North America Holding Corp. 1.25% 2016[6]	10,000	10,079
DaimlerChrysler North America Holding Corp. 1.45% 2016[6]	1,000	1,010
DaimlerChrysler North America Holding Corp. 1.375% 2017[6]	3,270	3,270
Home Depot, Inc. 2.00% 2019	3,000	3,010
Toyota Motor Credit Corp. 0.875% 2015	7,500	7,539
Volkswagen International Finance NV 1.15% 2015[6]	7,500	7,554
		32,462
Information technology 0.46%
International Business Machines Corp. 0.875% 2014	5,000	5,004
International Business Machines Corp. 0.55% 2015	5,250	5,258
International Business Machines Corp. 0.45% 2016	8,305	8,290
International Business Machines Corp. 2.00% 2016	2,500	2,552
		21,104
Short-Term Bond Fund of America — Page 5 of 8

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.27%	Principal amount (000)	Value (000)
BHP Billiton Finance (USA) Ltd. 1.125% 2014	$5,000	$5,010
Rio Tinto Finance (USA) Ltd. 1.375% 2016	7,460	7,538
		12,548
Consumer staples 0.08%
Coca-Cola Co. 0.75% 2016	2,000	2,000
Wal-Mart Stores, Inc. 1.00% 2017	1,800	1,801
		3,801
Total corporate bonds & notes		691,500
Federal agency bonds & notes 13.00%
Fannie Mae 4.625% 2014	15,000	15,081
Fannie Mae 0.50% 2015	20,000	20,066
Fannie Mae 1.625% 2015	15,000	15,232
Fannie Mae 0.375% 2016	25,000	24,937
Fannie Mae 5.00% 2016	31,070	33,245
Fannie Mae 1.00% 2017	41,750	41,456
Fannie Mae 1.25% 2017	50,000	50,504
Fannie Mae 5.00% 2017	63,805	70,697
Fannie Mae 1.75% 2019	87,910	87,785
Federal Home Loan Bank 0.375% 2015	25,000	25,037
Federal Home Loan Bank 0.375% 2016	44,400	44,368
Federal Home Loan Bank 0.50% 2016	2,500	2,494
Freddie Mac 0.50% 2015	15,000	15,036
Freddie Mac 2.50% 2016	45,000	46,561
Freddie Mac 1.00% 2017	50,000	50,180
Freddie Mac, Series K707, Class A1, multifamily 1.615% 2018[2]	410	415
Freddie Mac, Series K703, Class A1, multifamily 1.873% 2018[2]	7,812	7,905
Freddie Mac, Series KF02, Class A3, multifamily 0.785% 2020[2,3]	2,643	2,653
Private Export Funding Corp. 1.375% 2017	36,930	37,413
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	4,000	4,040
United States Agency for International Development, Tunisia (Kingdom of) 2.452% 2021	3,000	3,007
		598,112
Asset-backed obligations 8.22%
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[2,6]	5,415	5,397
Aesop Funding LLC, Series 2011-5A, Class A, 3.27% 2018[2,6]	6,000	6,257
Aesop Funding LLC, Series 2014-1A, Class A, 2.46% 2020[2,6]	14,250	14,350
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[2,6]	25,480	25,457
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[2]	26,125	26,119
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class A-2, 0.57% 2017[2]	13,675	13,683
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A-3, 1.15% 2019[2]	12,880	12,887
ARI Fleet Lease Trust, Series 2014-A, Class A-2, 0.81% 2022[2,6]	6,010	6,006
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.176% 2021[2,3,5,6]	2,000	2,002
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[2]	19,200	19,193
CarMaxAuto Owner Trust, Series 2014-3, Class A-3, 1.16% 2019[2]	2,000	2,001
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020[2]	327	341
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.579% 2026[2,3,6]	10,490	10,494
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A-6, 6.62% 2016[2]	1,805	1,860
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2019[2]	29,330	29,331
Enterprise Fleet Financing LLC, Series 2011-3, Class A-2 1.62% 2017[2,6]	23	23
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[2,6]	9,000	8,995
Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10% 2017[2]	5,520	5,523
Short-Term Bond Fund of America — Page 6 of 8

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[2]	$15,000	$15,011
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[2,6]	12,010	12,131
Hertz Fleet Lease Funding LP, Series 2013-3-A, 0.707% 2027[2,3,6]	20,000	20,048
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.557% 2028[2,3,6]	14,425	14,430
Hertz Fleet Lease Funding LP, Series 2014-1-B, 0.907% 2028[2,3,6]	2,700	2,703
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[2,6]	25,000	25,051
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2010-1A, Class A-2, 3.74% 2017[2,6]	5,300	5,495
JCP&L Transition Funding II LLC, Transition Bonds, Series 2006-A, Class A-2, 5.41% 2016[2]	319	319
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[2]	3,290	3,287
Santander Drive Auto Receivables Trust, Series 2013-2, Class B, 1.33% 2016[2]	8,595	8,644
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2017[2]	33,906	34,313
Santander Drive Auto Receivables Trust, Series 2014-1, Class A-3, 0.87% 2018[2]	10,980	11,003
Santander Drive Auto Receivables Trust, Series 2012-5, Class B, 1.56% 2018[2]	1,355	1,363
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[2]	890	909
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[2]	8,600	8,585
Trade Maps Ltd., 2013-1-A-A, 0.857% 2018[2,3,6]	13,040	13,080
Trade Maps Ltd., 2013-1-A-B, 1.407% 2018[2,3,6]	5,040	5,070
Volkswagen Auto Lease Trust, Series 2013-A, Class A-3, 0.84% 2016[2]	7,000	7,023
		378,384
Municipals 2.70%
State of California, Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2006-C-2, 1.45% 2045 (put 2017)	4,950	5,022
State of California, Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2006-C-4, 1.45% 2045 (put 2017)	925	938
State of California, Infrastructure and Econ. Dev. Bank, Rev. Ref. Bonds (J. Paul Getty Trust), Series 2012-B-2, 0.35% 2047 (put 2015)[3]	4,320	4,321
State of Florida, Citizens Property Insurance Corp., Personal Lines Account/Commercial Lines Account Secured Bonds, Series 2012-A-1, 5.00% 2017	7,000	7,816
State of Texas, Harris County, Toll Road Rev. Ref. Bonds, Series 2012-D, 1.061% 2016	15,000	15,081
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2010-A, 5.00% 2016 (escrowed to maturity)	5,000	5,425
State of Florida, Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2011-C, 4.50% 2030	2,020	2,208
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 1.298% 2016	20,970	21,205
State of Florida, Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2008-A, AMT, Assured Guaranty Municipal insured, 5.25% 2014	10,645	10,694
State of Florida, Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2007-A, AMT, Assured Guaranty Municipal insured, 5.00% 2015	8,180	8,613
State of Indiana, Trustees of Indiana University, Indiana University Student Fee Rev. Ref. Bonds, Series V-1, 5.00% 2018	2,000	2,323
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.087% 2016	25,000	25,109
State of New Jersey, Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2013-1-A, AMT, 4.00% 2016	3,680	3,946
State of New Jersey, Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2013-1-A, AMT, 5.00% 2017	3,200	3,591
State of Ohio, Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2011-2, 4.50% 2028	1,580	1,723
State of Ohio, Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2011-3, 4.50% 2029	1,835	2,026
State of Mississippi, G.O. Bonds, Series 2009-D, 3.048% 2014	2,510	2,516
State of Tennessee, Housing Dev. Agcy., Homeownership Program Bonds, Issue 2012-2-C, 4.00% 2038	1,345	1,489
		124,046
Short-Term Bond Fund of America — Page 7 of 8

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. 2.19%	Principal amount (000)	Value (000)
Bank Nederlandse Gemeenten 1.875% 2019[6]	$2,000	$2,003
European Investment Bank 0.875% 2017	2,000	1,995
European Investment Bank 3.25% 2024	1,000	1,063
KfW 0.50% 2015	28,740	28,825
KfW 1.875% 2019	1,000	1,010
Kingdom of Denmark 0.875% 2017[6]	2,000	2,003
Landwirtschaftliche Rentenbank 1.75% 2019	1,500	1,507
Oesterreichische Kontrollbank Aktiengesellschaft 0.75% 2016	60,500	60,463
Oesterreichische Kontrollbank Aktiengesellschaft 1.625% 2019	2,000	1,998
		100,867
Total bonds, notes & other debt instruments (cost: $4,407,909,000)		4,429,837
Short-term securities 7.87%
Bank of New York Mellon Corp. 0.04% due 9/2/2014[6]	28,800	28,800
Coca-Cola Co. 0.19% due 1/8/2015[6]	25,000	24,986
Electricité de France 0.17%—0.55% due 10/2/2014—1/2/2015[6]	45,300	45,272
Fannie Mae 0.09% due 1/5/2015	50,000	49,990
Federal Home Loan Bank 0.04%—0.10% due 9/3/2014—1/23/2015	137,900	137,891
Sumitomo Mitsui Banking Corp. 0.22% due 10/27/2014[6]	50,000	49,985
Toronto-Dominion Holdings USA Inc. 0.22% due 11/24/2014[3]	25,000	25,003
Total short-term securities (cost: $361,874,000)		361,927
Total investment securities 104.15% (cost: $4,769,783,000)		4,791,764
Other assets less liabilities (4.15)%		(190,733)
Net assets 100.00%		$4,601,031
[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	A portion or all of the security purchased on a TBA basis.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,095,000, which represented .13% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $499,921,000, which represented 10.87% of the net assets of the fund.
Key to abbreviations
Agcy. = Agency	Dev. = Development	Fin. = Finance	Rev. = Revenue
AMT = Alternative Minimum Tax	Econ. = Economic	G.O. = General Obligation	TBA = To be announced
Auth. = Authority	Facs. = Facilities	Ref. = Refunding
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-048-1014O-S42151	Short-Term Bond Fund of America — Page 8 of 8

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Short-Term Bond Fund of America (the "Fund") at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments in securities (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

October 13, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORT-TERM BOND FUND OF AMERICA

By /s/ John R. Queen
John R. Queen, President and Principal Executive Officer

Date: October 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John R. Queen
John R. Queen, President and Principal Executive Officer

Date: October 31, 2014

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 31, 2014